SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of report (Date of earliest event reported): June 6, 2002

                                 Synopsys, Inc.
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               (Exact Name of Registrant as Specified in Charter)

           Delaware                   000-19807              56-1546236
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  (State or Other Jurisdiction     (Commission File         (IRS Employer
        of Incorporation)               Number)          Identification No.)

700 East Middlefield Road, Mountain View, California              94043-4033
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 (Address of Principal Executive Offices)                         (Zip Code)

        Registrant's telephone number, including area code: 650-584-5000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.   Other Events.

          On June 6, 2002, Synopsys, Inc., a Delaware corporation ("Synopsys"), completed its acquisition of Avant! Corporation, a Delaware corporation ("Avant!"), through the merger (the "Merger") of Avant! with and into Maple Forest Acquisition L.L.C. ("Maple Forest"), a Delaware limited liability company and a wholly-owned subsidiary of Synopsys, pursuant to the terms of the Agreement and Plan of Merger, dated as of December 3, 2001, as amended, by and among Synopsys, Maple Forest and Avant! (the "Merger Agreement").

          Under the terms of the Merger Agreement, former Avant! stockholders have the right to receive 0.371 of a Synopsys common share for each former Avant! common share (plus cash in lieu of fractional shares). As of June 6, 2002, former Avant! stockholders have the right to receive approximately 14.5 million shares of Synopsys. In addition, holders of former Avant! stock options are collectively entitled to receive up to approximately 2.3 million additional Synopsys common shares upon the exercise of such stock options from time to time in accordance with the terms and conditions thereof.

          Further information about the Merger, including the full text of the Merger Agreement, is available in Synopsys' proxy statement/prospectus dated May 2, 2002.

          Synopsys stockholders approved the issuance of the Synopsys common shares in the Merger at the annual meeting of Synopsys stockholders held on June 4, 2002.

          A copy of the press release announcing the completion of the Merger is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c) Exhibits.

Exhibit 99.1    Press release dated June 6, 2002.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2002


                                            SYNOPSYS, INC.
                                            (Registrant)


                                            By:    /s/ Steven K. Shevick
                                                --------------------------
                                            Name:  Steven K. Shevick
                                            Title: Vice President--Investor
                                                   Relations and Legal, General
                                                   Counsel


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                                  EXHIBIT INDEX

                                                                         PAGE

Exhibit 99.1    Press release dated June 6, 2002.